EXHIBIT 11


                                LOCK-UP AGREEMENT

                                                                  March 11, 2003

CIBC WORLD MARKETS CORP.
425 Lexington Avenue, 6th floor
New York, New York  10017

            Re:   Arris Group, Inc. -- Offering of Convertible Notes

Ladies and Gentlemen:

            The undersigned understands that you have entered into a Purchase Agreement (the "Purchase Agreement") with Arris Group, Inc., a Delaware corporation (the "Company"), providing for the private offering (the "Rule 144A Offering") by you (the "Initial Purchaser") of notes (the "Notes") convertible into common stock (the "Common Stock") of the Company. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.

            In consideration of your agreement to purchase and make the Rule 144A Offering of the Notes, and for other good and valuable consideration the receipt of which is hereby acknowledged, the undersigned hereby agrees that, except as set forth in the following paragraph, without your prior written consent, which shall not be unreasonably withheld, the undersigned will not, during the period (the "Lock-Up Period") ending 90 days after the date of the offering circular relating to the Rule 144A Offering (the "Circular"), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock (including, but not limited to, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) other than (A) as a bona fide gift or bona fide gifts, provided, however, that the recipient of such bona fide gift or bona fide gifts shall execute a copy of and be bound by the terms of, this Agreement or (B) the sale of any shares of Common Stock acquired upon the exercise of options granted under the Company's stock option or stock incentive plans that would otherwise expire during the Lock-Up Period, or (2) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or any securities of the Company which are substantially similar to the Common Stock, including, but not limited to, any security convertible into or exercisable or exchangeable for Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.


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            The Initial Purchaser acknowledges and agrees that, notwithstanding the foregoing paragraph, nothing in this Lock-Up Agreement shall prohibit the undersigned from (1) entering into an option agreement with the Company for the sale by the undersigned to the Company of up to 16,000,000 shares of Common Stock held by the undersigned, or selling any shares to the Company upon one or more exercises of such option, (2) the loaning of shares of Common Stock to the Initial Purchaser pursuant to the Master Securities Loan Agreement dated as of March 11, 2003 by and between the undersigned and the Initial Purchaser, (3) the making of any demand for or the exercising of any right with respect to the registration of up to 6,000,000 shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock or (4) the announcement or disclosure of any of the foregoing as required by law.

            In furtherance of the foregoing, the Company and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

            The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

            The undersigned understands that, if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, this Lock-Up Agreement shall terminate and be of no further force or effect, and the undersigned shall be released from all obligations under this Lock-Up Agreement.

            The undersigned understands that the Initial Purchaser proposes to proceed with the Rule 144A Offering in reliance upon this Lock-Up Agreement.



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            THIS LOCK-UP AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.


                                       Very truly yours,

                                       Nortel Networks Inc.


                                       By: /s/ Khush Dadyburjor
                                           -------------------------------------
                                           Name:  Khush Dadyburjor
                                           Title: Attorney-In-Fact


Accepted as of the date first set forth above:

CIBC WORLD MARKETS CORP.


By: /s/ A. MacInnes
    ------------------------------------
    Name:  Andrew MacInnes
    Title: Managing Director